UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Legg Mason

ClearBridge

Variable Large Cap

Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Variable Large Cap Value Portfolio

Portfolio objectives

The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Variable Large Cap Value Portfolio for the six-month reporting period ended June 30, 2012. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

Legg Mason ClearBridge Variable Large Cap Value Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Legg Mason ClearBridge Variable Large Cap Value Portfolio

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. After a strong start, the U.S. stock market gave back a portion of its gains in the second half of the reporting period. Investor risk appetite was generally robust over the first half of the period due to some better-than-expected economic data and signs of progress in Europe. However, fears related to the European sovereign debt crisis caused the market to modestly weaken in April. The sell-off escalated in May, given renewed fears of contagion from Europe and some disappointing economic data in the U.S. The market then rallied in June, given some positive developments in the Eurozone, as well as increased expectations for a third round of quantitative easing by the Fed. All told, for the six months ended June 30, 2012, the S&P 500 Indexv returned 9.49%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended June 30, 2012, with the large-cap Russell 1000 Indexvi returning 9.38%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned 7.97% and 8.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 9.98% and 8.64%, respectively.

Performance review

For the six months ended June 30, 2012, Class I shares of Legg Mason ClearBridge Variable Large Cap Value Portfolio1 returned 9.67%. The Portfolio’s unmanaged benchmarks, the Russell 1000 Value Indexxi and the S&P 500 Index, returned 8.68% and 9.49%, respectively, for the same period. Effective June 1, 2012, the Russell 1000 Value Index is the Portfolio’s primary benchmark. The Lipper Variable Large-Cap Value Funds Category Average2 returned 7.31% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Large Cap Value Portfolio	V

Performance Snapshot as of June 30, 2012 (unaudited)
6 Months
Legg Mason ClearBridge Variable Large Cap Value Portfolio[1]:
Class I	9.67%
Russell 1000 Value Index	8.68%
S&P 500 Index	9.49%
Lipper Variable Large-Cap Value Funds Category Average[2]	7.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratio for Class I shares was 0.73%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 27, 2012

RISKS: Investments in common stocks are subject to market fluctuations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Portfolio’s Lipper category.

VI	Legg Mason ClearBridge Variable Large Cap Value Portfolio

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2012 and December 31, 2011. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class I	9.67%	$1,000.00	$1,096.70	0.74%	$3.86	Class I	5.00%	$1,000.00	$1,021.18	0.74%	$3.72

[1]	For the six months ended June 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2012

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 17.5%
Auto Components — 1.1%
Johnson Controls Inc.	79,178	$2,194,022
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	20,459	1,811,235
Media — 12.4%
DISH Network Corp., Class A Shares	139,779	3,990,690
News Corp., Class A Shares	342,774	7,640,433
SES Global SA, FDR	107,265	2,536,531	(a)
Time Warner Cable Inc.	71,881	5,901,430
Time Warner Inc.	144,693	5,570,681
Total Media		25,639,765
Multiline Retail — 1.2%
Target Corp.	41,555	2,418,086
Specialty Retail — 1.9%
Home Depot Inc.	76,271	4,041,600
Total Consumer Discretionary		36,104,708
Consumer Staples — 12.7%
Beverages — 2.2%
Anheuser-Busch InBev NV, ADR	56,508	4,500,862
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	115,611	5,402,502
Household Products — 2.0%
Kimberly-Clark Corp.	49,400	4,138,238
Tobacco — 5.9%
Altria Group Inc.	52,896	1,827,557
Lorillard Inc.	23,029	3,038,677
Philip Morris International Inc.	84,596	7,381,847
Total Tobacco		12,248,081
Total Consumer Staples		26,289,683
Energy — 10.3%
Energy Equipment & Services — 2.1%
Halliburton Co.	85,317	2,422,150
Transocean Ltd.	42,326	1,893,242
Total Energy Equipment & Services		4,315,392
Oil, Gas & Consumable Fuels — 8.2%
Apache Corp.	22,654	1,991,060
Chevron Corp.	50,415	5,318,782

See Notes to Financial Statements.

4	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp.	59,940	$5,129,066
Royal Dutch Shell PLC, ADR, Class A Shares	40,205	2,711,023
Suncor Energy Inc.	64,101	1,855,724
Total Oil, Gas & Consumable Fuels		17,005,655
Total Energy		21,321,047
Financials — 23.4%
Capital Markets — 2.9%
Bank of New York Mellon Corp.	63,532	1,394,527
State Street Corp.	102,269	4,565,288
Total Capital Markets		5,959,815
Commercial Banks — 7.2%
U.S. Bancorp	214,462	6,897,098
Wells Fargo & Co.	237,739	7,949,992
Total Commercial Banks		14,847,090
Consumer Finance — 3.0%
American Express Co.	62,477	3,636,786
Capital One Financial Corp.	48,654	2,659,428
Total Consumer Finance		6,296,214
Diversified Financial Services — 3.2%
JPMorgan Chase & Co.	183,879	6,569,997
Insurance — 7.1%
Loews Corp.	70,533	2,885,505
Marsh & McLennan Cos. Inc.	113,607	3,661,554
MetLife Inc.	70,427	2,172,673
Progressive Corp.	99,544	2,073,501
Travelers Cos. Inc.	59,037	3,768,922
Total Insurance		14,562,155
Total Financials		48,235,271
Health Care — 7.4%
Health Care Providers & Services — 1.0%
WellPoint Inc.	33,243	2,120,571
Pharmaceuticals — 6.4%
Johnson & Johnson	54,623	3,690,330
Merck & Co. Inc.	116,776	4,875,398
Novartis AG, ADR	38,602	2,157,852
Pfizer Inc.	105,555	2,427,765
Total Pharmaceuticals		13,151,345
Total Health Care		15,271,916

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	5

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Security	Shares	Value
Industrials — 9.4%
Aerospace & Defense — 3.3%
Honeywell International Inc.	82,386	$4,600,434
Raytheon Co.	41,030	2,321,888
Total Aerospace & Defense		6,922,322
Industrial Conglomerates — 4.3%
General Electric Co.	231,051	4,815,103
United Technologies Corp.	52,708	3,981,035
Total Industrial Conglomerates		8,796,138
Machinery — 1.8%
Illinois Tool Works Inc.	70,642	3,736,255
Total Industrials		19,454,715
Information Technology — 8.7%
Communications Equipment — 1.5%
Motorola Solutions Inc.	66,793	3,213,411
Computers & Peripherals — 0.7%
Hewlett-Packard Co.	70,588	1,419,525
Electronic Equipment, Instruments & Components — 1.4%
TE Connectivity Ltd.	92,043	2,937,092
IT Services — 2.3%
International Business Machines Corp.	23,882	4,670,841
Office Electronics — 1.3%
Xerox Corp.	334,600	2,633,302
Software — 1.5%
Microsoft Corp.	103,003	3,150,862
Total Information Technology		18,025,033
Materials — 3.0%
Chemicals — 1.6%
Air Products & Chemicals Inc.	39,108	3,157,189
Containers & Packaging — 1.4%
Crown Holdings Inc.	84,633	2,918,992	*
Total Materials		6,076,181
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 4.4%
AT&T Inc.	93,698	3,341,271
CenturyLink Inc.	68,289	2,696,733
Verizon Communications Inc.	67,699	3,008,543
Total Telecommunication Services		9,046,547

See Notes to Financial Statements.

6	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Security			Shares	Value
Utilities — 2.3%
Multi-Utilities — 2.3%
Sempra Energy			68,660	$4,729,301
Total Investments before Short-Term Investments (Cost — $147,453,077)				204,554,402

	Rate	Maturity Date	Face Amount
Short-term Investments — 1.1%
Repurchase Agreements — 1.1%
Interest in $191,477,000 joint tri-party repurchase agreement dated 6/29/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $2,320,029; (Fully collateralized by various U.S. government agency obligations, 0.400% to 3.000% due 12/6/13 to 6/30/15; Market value — $2,366,404) (Cost — $2,320,000)	0.150%	7/2/12	$2,320,000	2,320,000
Total Investments — 100.2% (Cost — $149,773,077#)				206,874,402
Liabilities in Excess of Other Assets — (0.2)%				(487,017)
Total Net Assets — 100.0%				$206,387,385

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Foreign Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $149,773,077)	$206,874,402
Cash	796
Dividends and interest receivable	429,450
Receivable for Portfolio shares sold	3,470
Prepaid expenses	1,017
Total Assets	207,309,135

Liabilities:
Payable for Portfolio shares repurchased	723,900
Investment management fee payable	106,806
Trustees’ fees payable	214
Accrued expenses	90,830
Total Liabilities	921,750
Total Net Assets	$206,387,385

Net Assets:
Par value (Note 5)	$139
Paid-in capital in excess of par value	151,080,458
Undistributed net investment income	2,036,134
Accumulated net realized loss on investments and foreign currency transactions	(3,830,671)
Net unrealized appreciation on investments	57,101,325
Total Net Assets	$206,387,385

Shares Outstanding:
Class I	13,939,924

Net Asset Value:
Class I	$14.81

See Notes to Financial Statements.

8	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Dividends	$2,967,238
Interest	1,933
Less: Foreign taxes withheld	(70,943)
Total Investment Income	2,898,228

Expenses:
Investment management fee (Note 2)	683,994
Shareholder reports	31,467
Legal fees	20,765
Audit and tax	13,277
Fund accounting fees	9,870
Trustees’ fees	9,114
Transfer agent fees	3,710
Insurance	2,985
Custody fees	1,897
Miscellaneous expenses	2,014
Total Expenses	779,093
Net Investment Income	2,119,135

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	8,971,494
Foreign currency transactions	923
Net Realized Gain	8,972,417
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,401,046
Foreign currencies	(28)
Change in Net Unrealized Appreciation (Depreciation)	8,401,018
Net Gain on Investments and Foreign Currency Transactions	17,373,435
Increase in Net Assets from Operations	$19,492,570

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$2,119,135	$4,470,136
Net realized gain	8,972,417	14,242,039
Change in net unrealized appreciation (depreciation)	8,401,018	(7,122,835)
Increase in Net Assets From Operations	19,492,570	11,589,340

Distributions to Shareholders From (Note 1):
Net investment income	(543,561)	(4,800,008)
Decrease in Net Assets From Distributions to Shareholders	(543,561)	(4,800,008)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	5,293,788	12,017,341
Reinvestment of distributions	543,561	4,800,008
Cost of shares repurchased	(25,454,528)	(58,040,585)
Decrease in Net Assets From Portfolio Share Transactions	(19,617,179)	(41,223,236)
Decrease in Net Assets	(668,170)	(34,433,904)

Net Assets:
Beginning of period	207,055,555	241,489,459
End of period*	$206,387,385	$207,055,555
* Includes undistributed net investment income of:	$2,036,134	$460,560

See Notes to Financial Statements.

10	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.54	$13.20	$12.42	$10.16	$16.52	$16.55

Income (loss) from operations:
Net investment income	0.14	0.27	0.22	0.26	0.25	0.24
Net realized and unrealized gain (loss)	1.17	0.38	0.93	2.21	(6.02)	0.41
Total income (loss) from operations	1.31	0.65	1.15	2.47	(5.77)	0.65

Less distributions from:
Net investment income	(0.04)	(0.31)	(0.37)	(0.21)	(0.19)	(0.22)
Net realized gains	—	—	—	—	(0.40)	(0.46)
Total distributions	(0.04)	(0.31)	(0.37)	(0.21)	(0.59)	(0.68)

Net asset value, end of period	$14.81	$13.54	$13.20	$12.42	$10.16	$16.52
Total return[3]	9.67%	4.95%	9.46%	24.50%[4]	(35.62)%	3.90%

Net assets, end of period (000s)	$206,387	$207,056	$241,489	$261,564	$251,662	$507,638

Ratios to average net assets:
Gross expenses	0.74%[5]	0.73%	0.75%	0.71%	0.80%	0.67%
Net expenses[6,7]	0.74 [5]	0.73	0.75	0.71	0.80	0.67
Net investment income	2.01 [5]	1.98	1.77	2.44	1.77	1.38

Portfolio turnover rate	6%	17%	17%	21%	23%	12%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2012 (unaudited).
[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 23.40% for the year ended December 31, 2009.
[5]	Annualized.
[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Variable Large Cap Value Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

12	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	13

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks:†
Consumer discretionary	$33,568,177	$2,536,531	—	$36,104,708
Other common stocks	168,449,694	—	—	168,449,694
Total long-term investments	$202,017,871	$2,536,531	—	$204,554,402
Short-term investments†	—	2,320,000	—	2,320,000
Total investments	$202,017,871	$4,856,531	—	$206,874,402

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2012, securities valued at $2,536,531 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based

14	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	15

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisor LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

16	Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2012, the Portfolio had accrued $70 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,982,795
Sales	28,848,426

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$65,345,300
Gross unrealized depreciation	(8,243,975)
Net unrealized appreciation	$57,101,325

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2012, the Portfolio did not invest in any derivative instruments.

Legg Mason ClearBridge Variable Large Cap Value Portfolio 2012 Semi-Annual Report	17

5. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Class I
Shares sold	368,679	885,554
Shares issued on reinvestment	37,179	356,530
Shares repurchased	(1,758,081)	(4,246,567)
Net decrease	(1,352,223)	(3,004,483)

6. Capital loss carryforward

As of December 31, 2011, the Portfolio had a net capital loss carryforward of approximately $12,076,743 which expires in 2017. This amount will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason ClearBridge

Variable Large Cap Value Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Variable Large Cap Value Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Variable Large Cap Value Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010089 8/12 SR12-1704

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: August 23, 2012